Comerica Bank

RBC Capital Markets
2021 Financial Institutions Conference

March 9, 2021

Jim Herzog
Chief Financial Officer

Darlene Persons
Director of Investor Relations

Safe Harbor Statement

Comerica Bank

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); ; strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards and the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Key Strengths

Comerica Bank

Well positioned to navigate as economy recovers

Relationship Focused
- Deep expertise in specialty businesses
- Long-tenured, experienced team

Credit Discipline
- Consistent, conservative underwriting standards
- Superior credit performance through last recession

Diversified
- Footprint includes faster growth markets
- Balanced exposure to a wide variety of industries

Expense Control
- Continuous efficiency improvement culture
- Leveraging technology to drive productivity & growth

Revenue Opportunities
- High-caliber, robust Cash Management suite, including Card programs
- Collaboration between 3 divisions

Well Capitalized
- 10.34% CET1 Ratio[1]
- 10.93% Tier 1 Ratio[1]
- $8.8B Total Capital[1]

12/31/20 • [1]Reflects deferral of CECL standard impact as calculated per regulatory guidance

1Q21 Loan & Deposit Update

Comerica Bank

Continuation of recent trends; reflects economic environment

Loan Trends
($ in billions, Average)



49.6
53.5
52.0
51.4
50.6
1Q20
2Q20
3Q20
4Q20
1Q21 thru 2/28

- **QTD average loans reflect[1]**
  – $616MM Mortgage Banker
  – $223MM Energy
  – $201MM Middle market & small business (PPP)
  + $190MM Equity Fund Services
- **1Q21 outlook: stable at QTD level**

Deposit Trends
($ in billions, Average)



56.8
64.3
68.8
70.2
70.7
1Q20
2Q20
3Q20
4Q20
1Q21 thru 2/28

- **QTD average deposits reflect[1]**
  + $210MM noninterest-bearing deposits
  + $293MM interest-bearing deposits
- **Broad-based growth**
- **1Q21 outlook: stable at QTD level**

1Q21 average balances through 2/28/21 are preliminary & subject to change • Outlook as of 3/8/21 • [1]Comparisons of 1Q21 through 2/28/21 vs 4Q20

Paycheck Protection Program (PPP)

Supporting small & middle market customers

Comerica Bank

PPP Loans as of 2/28/21

First Round

- $3.9B original funding; $3.1B as of 2/28
- >14,700 applications processed
- ~2.25% average yield[1]

Second Round

- $605MM funded
- >3,700 applications approved
- Expect ~$300MM additional fundings by 3/31/21[2]
- 1.85%-1.90% expected average yield[1,3]

Forgiveness / Repayment

- $747MM has been repaid, mostly forgiven
- Nominal repayment expected in March[2]
- Expect majority to be repaid by mid-2021 & nearly all by YE21

Average PPP Loans
($ in millions)



2,622
3,782
3,713
3,488
2Q20
3Q20
4Q20
1Q21 thru 2/28

Forgiveness / Repayment
($ in millions)



298
449
4Q20
1Q21 thru 2/28

Forgiveness Accelerated Fees
($ in millions)



5.5
9.0
4Q20
1Q21 thru 2/28

2/28/21 • [1]Contractual 1.00% interest rate, plus processing fee and capitalized origination costs amortized over life of loan • [2]Outlook as of 3/8/21 • [3]Estimated

Net Interest Income

Rate pressure mostly absorbed

Comerica Bank

1Q21 Net Interest Income Outlook[1]

\+ Lower deposit pay rate (~9 bps)
\+ Loan interest rate floors
\+ Prepaid $2.8B in FHLB borrowings
\+ PPP forgiveness (fee acceleration)
More than offset by
– 2 fewer days
– Lower LIBOR & securities yields
– Reduced loan volume

Interest Rate Sensitivity

Standard model in rising rate environment

- Estimated $161MM, or 9%, increase in annual net interest income from base case[3]
- 100 bps linear, non-parallel shift in rates (50 bps average) over 1 year
- Dynamic balance sheet movement, generally in line with historical trends

Go forward considerations

Loans: majority of portfolio has repriced
\+ Potential for faster growth with economic rebound
\+ Timing of PPP forgiveness & Round 2 advances



Fixed Rate[2] 26%
Prime-based 12%
4Q20 Average $52.3B
LIBOR-based 62%

Bonds & swaps: may pressure yield longer-term
\+ Potential for higher security reinvestment yields
\+ Possible increase in securities portfolio size

$5.55B in Swaps[4]
(by maturity, $ in millions)



500
1,800
1,750
2.1%
2.1%
1.9%
2021
2022
2023

Treasury maturities[4]
(by maturity, $ in millions)



1,550
170
1,100
2.7%
2.5%
2.0%
2021
2022
2023

Outlook as of 3/8/21 • [1]Relative to 4Q20; Outcomes may differ due to many variables, including pace of LIBOR change, balance sheet movements (loan, deposit & wholesale funding levels) & competition for deposits • [2]Fixed rate loans include $5.55B receive fixed/pay floating (30-day) LIBOR interest rate swaps • [3]For methodology see Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis • [4]Only shows instruments maturing near-term

Fee Income

Comerica Bank

Revenue opportunities; developing full, loyal relationships

27% Card	20% Fiduciary Income	18% Deposit Srvc Chrgs	9% Cmml Lending	16% Other Customer Related	10% All Other

Card Products

Commercial Card & Merchant Services

- Growing utilization with shift to electronic payments
- Key component of integrated treasury management products
- Increases customer efficiency

Prepaid card (government benefits)

- #4 prepaid card issuer in US[1]
- 57 state/local programs & exclusive financial intermediary for US Treasury Direct Express Program



Prepaid 62%
$72MM
Commercial 9%
Consumer 10%
Merchant 19%

Fiduciary

Strong collaboration among divisions

- Wealth Management services offered to Commercial Bank customers

$199B AUM

Trust Alliance

- Provides trust services to clients of broker/dealers & RIAs
- Serve clients in all 50 states
- 2/20/21 acquired small trust alliance unit



Personal Trust 31%
$52MM
Alliance Trust 34%
Institutional Trust 25%
Securities 10%

Deposit Service Charges

High-caliber, robust Treasury Management suite

- Customers' overall satisfaction 6.7 out of 7
- Expertise to identify & address customer unique needs
- >75% customers use products[2]
- >3 products per customer (average)[2]
- >11-year average tenure of Treasury Management customer[2]



Commercial 88%
$47MM
Retail 12%

12/31/20 • Fee Income breakout as of 4Q20 • [1]Source: Nilson Report September 2020 • [2]Commercial Bank customers only

Expense Management

Comerica Bank

Proven cost discipline

Culture that drives efficiency

- Carefully managing workforce
- Reallocating resources, as needed

Continuously optimizing footprint

- Consolidate or relocate banking centers
- Utilizing flexible workspace to reduce square footage

Average Loans + Deposits / Employee[1]
(FY20; $ in millions)



15.6 SNV
15.2 CMA
15.0 CFG
13.5 KEY
13.1 FITB
12.1 MTB
12.1 ZION
11.6 FHN
11.4 BOKF
11.1 HBAN
10.4 CFR
10.2 RF

Employees
(FTE)



9,035
7,681
15%
2012
2020

Real Estate
(Sq. ft in millions)



5.55
4.31
22%
2012
2020

NIX / Loans + Deposits[1]
(Average; percentages)



2.4
1.9
1.7
1.5
2012
2020

Deposits / Branch[1,2]
(Period-End; $ in millions)



107
86
168
148
2012
2020

CMA ◆ Peer Avg.

12/31/20 • [1]Source for peer data: S&P Global Market Intelligence • [2]2020 BOKF not available as of 3/5/21

Technology

Enhances customer & colleague experience

Commercial

Treasury management product innovation
- Upgraded account reconcilement
- Upgraded deposit capture
- New system for payments & statements

Colleague tools
- Upgraded relationship pricing tool
- Expanded E2E credit process functionality

2021 planned projects
- New system for mobile deposit capture
- New capability to send real time payments

Data Analytics
- Identify next best product
- Prioritize opportunities
- Utilize product propensity scoring & industry benchmarking

Consumer

Retail product innovation
- New online checking, savings & money market account opening capability
- New online HELOC & installment loan origination capability
- Interactive Teller Machines w/ ATM capabilities
- Contactless cards & instant issuance

Colleague tools
- New teller system

2021 planned projects
- New online Small Business deposit account opening

Received Temenos 2020 Digital Innovation Award

Leveraging third parties
- To keep pace with evolving technologies
- Card programs, trust operations

Talent attraction & development
- New technology leadership
- Invest in training, certification; collaborative culture

Credit Quality

Metrics remain strong

- Well-diversified, relationship-based portfolio
- Experienced managers with deep expertise
- Conservative underwriting standards
- Proactive, frequent customer dialogue
- Social distancing related customers performing better than expected

Net Charge-Offs Through Cycle
(As a % of Average Loans)



3.0
2.5
2.0
1.5
1.0
0.5
0.0
Total CMA
Peer Average
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020



Large Reserve as a % of NPAs
(percentages; 4Q20)
4.22
2.38
1.96
1.82
1.57
1.52
1.51
1.50
1.39
1.38
0.96
0.80
CFR
CMA
SNV
RF
FHN
KEY
FITB
HBAN
CFG
ZION
BOKF
MTB



Low Net Charge-offs
(As a % of Average Loans; 4Q20)
0.11
0.19
0.22
0.22
0.28
0.30
0.39
0.42
0.43
0.52
0.54
0.60
ZION
FHN
CMA
SNV
BOKF
CFR
MTB
FITB
RF
KEY
HBAN
CFG

12/31/20 • Source for peer data: S&P Global Market Intelligence

Capital Management

Maintain strong capital base


CET1[1]
10.25%
10.34%
7.0%
3Q20
4Q20
Tier 1[1]
10.84%
10.93%
8.5%
3Q20
4Q20
Regulatory Minimum + Capital Conservation Buffer (CCB)

Capital management objectives

- Support customers; drive growth
- Provide attractive dividend yield
  - $0.68/share or $94MM in 4Q20
- Return excess capital to shareholders
  - CET1 Target ~10%[4]
  - Intend to resume share repurchases when economic forecast is clearer[4]


Book Value per Share[2]
(Period End)
$53.78
$55.01
3Q20
4Q20
ROE[3]
10.84%
11.14%
3Q20
4Q20


Attractive Dividend Yield[5]
(percentages; 3/1/21)
3.91
3.87
3.57
3.57
3.52
3.11
2.98
2.91
2.85
2.68
2.56
2.42
HBAN
CMA
KEY
FHN
CFG
FITB
SNV
RF
MTB
CFR
ZION
BOKF

12/31/20 • [1]Reflects deferral of CECL standard impact as calculated per regulatory guidance • [2]Common shareholders' equity per share of common stock • [3]Return on common shareholders' equity • [4]Outlook as of 3/8/21 • [5]Source for peer data: S&P Global Market Intelligence

Well positioned to support customers as economy recovers

- Relationship Focused
- Diversified
- Revenue Opportunities
- Credit Discipline
- Expense Control
- Well Capitalized


Superior Growth[1]
(FYE20 vs. FYE19; Assets)
20%
16%
CMA
Peer Avg.


Attractive Dividend
(As of 3/1/21; Yield)
3.87%
3.10%
CMA
Peer Avg.


Strong Credit
(FY20; NCO ratio)
0.38%
0.40%
CMA
Peer Avg.


More Productive
(FY20; Avg. Loans + Deposits / Employee)
$15.2 MM
$12.4 MM
CMA
Peer Avg.

12/31/20 • Source for peer data: S&P Global Market Intelligence • [1]FHN excluded as not comparable due to merger with IBKC

Appendix

Comerica Bank



Brief Overview

Comerica Bank

We will raise your expectations of what a bank can be

Facts
- 170+ year history
- 16th largest U.S. Bank[1]: $88B in Assets
- ~7,700 employees

Commercial Bank
- >90% of total loans are commercial
- Highest concentration of C&I loans[2]

Retail Bank
- 433 banking centers
- ~600 ATMs; ~95 Banker Connects (ITMs)

Wealth Management
- $199B assets under administration
- >25,000 personal & institutional clients

Attractive Footprint
- 7 of 15 largest metropolitan areas[3]
- 5 of 10 fastest growing metropolitan areas[3,4]


MI 24%
CA 35%
Loans[5] $51.4B
TX 21%
Other Markets[6] 20%


MI 36%
CA 31%
Deposits[5] $70.2B
TX 15%
Other Markets[6] 18%

12/31/20 • [1]S&P Global Market Intelligence; Commercial Banks • [2]Among the top 25 U.S. financial holding companies; S&P Global Market Intelligence; as a % of assets • [3]U.S. Census Bureau; by population 2019 • [4]2019 vs 2018 by number of people • [5]4Q20 Average • [6]Other Markets & Finance/Other; includes items not directly associated with the geographic markets or the three major business segments

Commitment to Community, Diversity & Sustainability

Comerica Bank

Covid-19 Response:

- >$11MM[1] distributed to >150 non-profit and other community service organizations
- $3.9B in PPP loans funded; >14,700 applications processed
- Colleague Support: Promise Pay; dependent care stipend, time off programs, etc.
- Rise! Supports small businesses & communities
- Digital Portals: Enhanced for consumers

Achieved Environmental Goals: (vs. 2012 baseline)

- 48% GHG emissions reduction
- 33% water consumption reduction
- 30% waste reduction
- 56% office copy paper reduction

GHG Emissions Reduction Goals[2]:
- 50% by 2025
- 65% by 2030
- 100% by 2050

- Ranked 51st in Newsweek's 2021 ranking of America's Most Responsible Companies
- Top 3 in DiversityInc® regional companies for diversity
- A- CDP score; top among peers
- Top 100 Corporate Knights Most Sustainable Globally

12/31/20 • [1]Support from Comerica Bank & Comerica Charitable Foundation • [2]Relative to 2012 Baseline

FY20 Results

Comerica Bank

Loan & deposit growth helped offset lower rates & prudent increase in reserve

(millions, except per share data)	2020	2019	Change
Average loans	$51,631	$50,511	$1,120
Average deposits	65,038	55,481	9,557
Net interest income	1,911	2,339	(428)
Provision for credit losses	537	74	463
Noninterest income[1]	1,001	1,010	(9)
Noninterest expenses[1]	1,784	1,743	41
Provision for income tax	117	334	(217)
Net income	474	1,198	(724)
Earnings per share[2]	$3.27	$7.87	$(4.60)
Book Value per Share[3]	55.01	51.57	3.44
Tier 1[4]	10.93%	10.13%	
CET1[4]	10.34	10.13	

Key YoY Performance Drivers

- 2% loan growth: increases in Middle Market & Small Business (PPP) as well as Mortgage Banker & Commercial Real Estate partly offset by Dealer
- 17% deposit growth; broad-based & primarily noninterest-bearing
- Net interest income: impacted by lower rates
- Credit quality: boosted reserves to weather environment; NCOs 38bps
- Noninterest income: higher securities trading income & card fees, lower deposit service charge & commercial lending fees
- Expenses: COVID-related costs, increases in op losses, outside processing, FDIC insurance
- Capital levels remained strong
- 7% increase in book value per share

FY20 compared to FY19 • [1]Includes gain related to deferred comp plan of $16MM FY20 & $9MM FY19 • [2]Diluted earnings per common share • [3]Common shareholders' equity per share of common stock • [4]Reflects deferral of CECL standard impact as calculated per regulatory guidance

4Q20 Results

Comerica Bank

EPS up 3% as revenue increased & credit quality remained strong

(millions, except per share data)	4Q20	3Q20	4Q19	Change From 3Q20	Change From 4Q19
Average loans	$51,405	$52,013	$50,505	$(608)	$900
Average deposits	70,243	68,763	57,178	1,480	13,065
Net interest income	469	458	544	11	(75)
Provision for credit losses	(17)	5	8	(22)	(25)
Noninterest income[1]	265	252	266	13	(1)
Noninterest expenses[1]	473	446	451	27	22
Provision for income tax	63	48	82	15	(19)
Net income	215	211	269	4	(54)
Earnings per share[2]	$1.49	$1.44	$1.85	$0.05	$(0.36)
Book Value per Share[3]	55.01	53.78	51.57	1.23	3.44
Tier 1[4]	10.93%	10.84%	10.13%		
CET1[4]	10.34	10.25	10.13		

Key Performance Drivers 4Q20 compared to 3Q20

- Loans: customers reducing leverage; line utilization 48%
- Deposits: broad-based growth & majority noninterest-bearing
- Net interest income: careful management of loan & deposit pricing, plus PPP accelerated fees
- Credit quality strong; NCO 22 bps; Criticized loans decreased
- Noninterest income: increased activity in most categories
- Expenses well controlled: higher performance-based compensation & outside processing
- ROE[5] 11.14% & ROA[6] 1.01%

[1]Includes gain (loss) related to deferred comp plan of $9MM 4Q20, $8MM 3Q20, & $3MM 4Q19 • [2]Diluted earnings per common share • [3]Common shareholders' equity per share of common stock • [4]Reflects deferral of CECL standard impact as calculated per regulatory guidance • [5]Return on common shareholders' equity • [6]Return on average assets

Loans

Comerica Bank

December loan trends positive & pipeline increased; Utilization remains low



Average Loans
($ in billions)
50.5
49.6
53.5
52.0
51.4
52.4
52.3
4.43
4.19
3.26
3.13
3.20
4Q19 1Q20 2Q20 3Q20 4Q20
3Q20 4Q20
Average Balances
Period-end
Loan Yields

Average loans decreased $608MM

- $363MM Corporate Banking
- $358MM General Middle Market
- $240MM Energy
- $179MM Technology & Life Sciences

+ $244MM Equity Fund Services
+ $206MM Mortgage Banker Finance
+ $191MM National Dealer Services

Paycheck Protection Program (PPP)

- $3.7B average loans
- $3.5B period-end loans
- Payments $298MM (9%), primarily due to forgiveness

Committed Line Utilization 48%

Loan yields increased 7 bps

- PPP accelerated fees $5.5MM
- Average 1-month LIBOR declined ~1.5 bps
- $9.8B[1] average loans with floors at average rate of 86 bps

4Q20 compared to 3Q20 • [1]As of 12/31/20

Full-Year Average Loans

Comerica Bank

By Line of Business	2020	2019
Middle Market		
General	12.2	12.1
Energy	2.0	2.4
National Dealer Services	6.0	7.7
Entertainment	0.7	0.7
Tech. & Life Sciences	1.3	1.3
Equity Fund Services	2.4	2.6
Environmental Services	1.4	1.2
Total Middle Market	$25.9	$28.0
Corporate Banking		
US Banking	3.1	3.0
International	1.4	1.3
Commercial Real Estate	6.6	5.6
Mortgage Banker Finance	3.2	2.2
Business Banking	3.9	3.5
Commercial Bank	**$44.1**	**$43.5**
Retail Banking	2.5	2.1
Retail Bank	**$2.5**	**$2.1**
Private Banking	5.0	4.9
Wealth Management	**$5.0**	**$4.9**
TOTAL	**$51.6**	**$50.5**

By Market	2020	2019
Michigan	$12.5	$12.6
California	18.3	18.4
Texas	10.8	10.6
Other Markets[1]	10.1	8.9
TOTAL	**$51.6**	**$50.5**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Quarterly Average Loans

Comerica Bank

By Line of Business	4Q20	3Q20	4Q19
Middle Market			
General	12.0	12.3	12.0
Energy	1.8	2.0	2.5
National Dealer Services	5.5	5.3	7.3
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	1.2	1.3	1.2
Equity Fund Services	2.4	2.2	2.5
Environmental Services	1.4	1.4	1.3
Total Middle Market	$24.9	$25.3	$27.4
Corporate Banking			
US Banking	2.9	3.1	2.9
International	1.3	1.4	1.3
Commercial Real Estate	6.7	6.7	5.9
Mortgage Banker Finance	3.8	3.6	2.7
Business Banking	4.2	4.2	3.4
Commercial Bank	**$43.7**	**$44.2**	**$43.5**
Retail Banking	2.6	2.7	2.1
Retail Bank	**$2.6**	**$2.7**	**$2.1**
Private Banking	5.1	5.1	4.9
Wealth Management	**$5.1**	**$5.1**	**$4.9**
TOTAL	**$51.4**	**$52.0**	**$50.5**

By Market	4Q20	3Q20	4Q19
Michigan	$12.2	$12.6	$12.4
California	18.3	18.1	17.9
Texas	10.6	10.9	10.7
Other Markets[1]	10.3	10.4	9.4
TOTAL	**$51.4**	**$52.0**	**$50.5**

Business Loans as a % of Total Loans[2]

(percentages; 4Q20)



92
89
87
80
77
76
71
66
65
61
51
49
CMA
CFR
BOKF
ZION
FHN
SNV
KEY
MTB
RF
FITB
HBAN
CFG

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Source for peer data: S&P Global Market Intelligence

Deposits

Reached another record level while prudently reducing deposit pricing

Average Deposits
($ in billions)


57.2
56.8
64.3
68.8
70.2
68.5
72.9
0.92
0.76
0.26
0.17
0.11
4Q19 1Q20 2Q20 3Q20 4Q20
3Q20 4Q20
Average Balances
Period-end
Deposit Rate[1]

Average deposits increased $1.5B
+ $824MM noninterest-bearing
+ $656MM interest-bearing

Loan to deposit ratio[2] 72%

Total funding costs 10 bps[3], down 4 bps

Beneficial Deposit Mix
($ in billions; 4Q20 Average)


Retail Noninterest-bearing 10%
Retail Interest-bearing 25%
Total $70.2
Commercial Noninterest-bearing 42%
Commercial Interest-bearing 23%

4Q20 compared to 3Q20 • [1]Interest costs on interest-bearing deposits • [2]At 12/31/2020 • [3]Interest incurred on liabilities as a percent of average noninterest–bearing deposits and interest-bearing liabilities

Full-Year Average Deposits

Comerica Bank

By Line of Business	2020	2019
Middle Market		
General	$18.1	$13.6
Energy	0.5	0.4
National Dealer Services	0.4	0.3
Entertainment	0.2	0.1
Tech. & Life Sciences	5.6	4.9
Equity Fund Services	0.8	0.8
Environmental Services	0.2	0.2
Total Middle Market	$25.8	$20.3
Corporate Banking		
US Banking	2.6	1.9
International	1.8	1.6
Commercial Real Estate	1.8	1.6
Mortgage Banker Finance	0.8	0.7
Business Banking	3.8	3.0
Commercial Bank	**$36.6**	**$29.0**
Retail Banking	22.8	20.7
Retail Bank	**$22.8**	**$20.7**
Private Banking	4.0	3.5
Wealth Management	**$4.4**	**$3.8**
Finance/Other[2]	1.2	1.9
TOTAL	$65.0	$55.5

By Market	2020	2019
Michigan	$23.5	$20.1
California	19.4	16.9
Texas	10.2	8.8
Other Markets[1]	10.7	7.9
Finance/Other[2]	1.2	1.9
TOTAL	$65.0	$55.5

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments

Quarterly Average Deposits

Comerica Bank

By Line of Business	4Q20	3Q20	4Q19
Middle Market			
General	$19.9	$20.0	$14.1
Energy	0.5	0.5	0.4
National Dealer Services	0.5	0.5	0.3
Entertainment	0.2	0.2	0.1
Tech. & Life Sciences	5.9	5.9	5.1
Equity Fund Services	0.9	0.8	0.8
Environmental Services	0.2	0.2	0.1
Total Middle Market	$28.1	$28.1	$21.1
Corporate Banking			
US Banking	3.1	2.9	2.3
International	2.0	1.8	1.6
Commercial Real Estate	1.9	1.7	1.8
Mortgage Banker Finance	1.0	0.9	0.7
Business Banking	4.1	4.1	3.1
COMMERCIAL BANK	$40.3	$39.5	$30.5
Retail Banking	23.9	23.6	21.1
RETAIL BANK	$23.9	$23.6	$21.1
Private Banking	4.5	4.1	3.7
WEALTH MANAGEMENT	$4.9	$4.4	$4.0
Finance/Other[1]	1.2	1.2	1.5
TOTAL	$70.2	$68.8	$57.2

Noninterest-bearing / Total Deposits[2]

(percentages; 4Q20)



52
47
44
42
39
36
34
32
32
30
29
29
CMA
ZION
CFR
RF
MTB
FITB
BOKF
KEY
FHN
SNV
CFG
HBAN

Interest-bearing Deposit Costs[2]

(percentages; 4Q20)



0.39
0.27
0.26
0.19
0.16
0.14
0.13
0.12
0.11
0.11
0.09
0.08
SNV
CFG
FHN
BOKF
MTB
ZION
RF
KEY
CMA
FITB
CFR
HBAN

$ in billions • Totals shown above may not foot due to rounding • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Source for peer data: S&P Global Market Intelligence

Energy Line of Business

Comerica Bank

Continued decrease in loans & improved credit quality

Period-end Loans

($ in billions)



2,221
48
432
1,741
2,114
55
364
1,695
2,086
50
374
1,662
1,835
46
338
1,451
1,600
44
261
1,295
4Q19
1Q20
2Q20
3Q20
4Q20
Services
Midstream
Exploration & Production

- Exposure $3.1B / 52% utilization
- Decrease in criticized, NALs & NCO
- Fall redeterminations 92% completed
  - Modest decrease to borrowing bases
- Hedged 50% or more of production
  - At least one year: 75% of customers
  - At least two years: 38% of customers
- Focus on larger, sophisticated E&P companies
- E&P: 52% Oil, 20% Gas, 28% Oil/Gas

($ in millions; Period-end)	4Q20	3Q20	4Q19
Total PE loans	$1,600	$1,835	$2,221
% of total CMA	*3.1%*	*3.5%*	*4.4%*
Criticized[1]	$596	$720	$366
Ratio	*37.3%*	*39.2%*	*16.5%*
Nonaccrual	$114	$141	$43
Ratio	*7.1%*	*7.7%*	*1.9%*
Net charge-offs[2]	$4	$9	$19

12/31/20 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs

Credit

"At risk" industries performing as expected; remained well reserved

Social Distancing Loans[1]
($ in millions)



3,670
131
3,531
199
2,881
301
2,830
296
0.1%
0.1%
0.9%
1Q20
2Q20
3Q20
4Q20
All Other
Criticized
Nonaccrual²

Auto Production Loans
($ in millions)



1,278
211
1,472
310
1,228
301
1,093
263
0.6%
0.4%
0.6%
1Q20
2Q20
3Q20
4Q20
All Other
Criticized
Nonaccrual²

Leveraged Loans[3]
($ in millions)



2,107
221
2,092
373
2,177
400
2,188
349
0.7%
0.8%
0.7%
1Q20
2Q20
3Q20
4Q20
All Other
Criticized
Nonaccrual²

Payment Deferrals
($ in millions; Period-End)



4,500
385
141
2Q20
3Q20
4Q20

12/31/20; $ in millions. Excludes PPP loans • [1]Removed Casinos & Sports Franchise based on review of "at risk" segments in 3Q20 • [2]Period-end category nonaccrual loans / category loans • [3]Excludes leveraged loans included in other "at risk" categories of $370MM 1Q20, $340MM 2Q20, $300MM 3Q20 & $250MM 4Q20

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships
- As of 4Q20:
  - Comerica: 53% purchase
  - Industry: 40% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $4.5B

Average Loans
($ in millions)



Actual MBA Mortgage Origination Volumes¹
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

MBA Mortgage Originations Forecast[1]
($ in billions)



1,125
1,060
683
638
578
4Q20
1Q21
2Q21
3Q21
4Q21
Purchase
Refinance

12/31/20 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 2/19/21

Commercial Real Estate Line of Business

Comerica Bank

Very strong credit quality

Primarily Lower Risk Multifamily[1]

($ in millions; Period-end)



Retail 9%
Office 9%
Single Family 3%
Other 4%
Land Carry 4%
Multi use 3%
Multifamily 48%
Industrial / Storage 20%
Total $5.9B

- Long history of working with well established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 74% of Multifamily & 67% of Industrial/ Storage are construction loans[1,2]
- Majority high growth markets within footprint:
  - 44% California
  - 30% Texas

Multifamily by Class & Market[1]

($ in millions; Period-end)



Class A 88%
Class $2.8B
Class B 11%
Low Inc. 1%
TX 34%
Class $2.8B
Other 17%
MI 4%
FL 1%
CA 44%

Credit Quality

No significant net charge-offs since 2014

($ in millions)



87
1.4%
2
4Q19
87
1.3%
3
1Q20
72
1.1%
4
2Q20
119
1.8%
4
3Q20
100
1.5%
3
4Q20
NAL
Criticized[3]
% Criticized/Loans

12/31/20 • [1]Excludes CRE line of business loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

National Dealer Services

Comerica Bank

70+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 19%
Ford 9%
GM 6%
Fiat/Chrysler 8%
Mercedes 2%
Nissan/ Infiniti 4%
Other European 11%
Other Asian 14%
Other[1] 13%
Toyota/Lexus 14%
Total $5.7B

Geographic Dispersion

California	56%	Texas	8%
Michigan	24%	Other	12%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



6.6 6.8 7.1 6.9 7.1 7.3 7.4 7.0 7.4 7.8 7.9 7.5 7.3 6.8 6.2 5.3 5.5
4.0 4.1 4.3 3.9 4.1 4.1 4.2 3.8 4.0 4.4 4.5 4.1 4.0 3.6 2.8 1.9 2.2
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20
Floor Plan

12/31/20 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Technology & Life Sciences

Deep expertise & strong relationships with top-tier investors



Average Loans
($ in millions)
1,181
1,193
1,517
1,332
1,152
4Q19
1Q20
2Q20
3Q20
4Q20



Average Deposits
($ in millions)
5,149
5,126
5,471
5,946
5,888
4Q19
1Q20
2Q20
3Q20
4Q20

- ~375 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada



Customer Segment Overview¹
(Approximate; 4Q20 Period-end loans)
Growth 50%
Total $1.1B
Late Stage 29%
Early Stage 21%

12/31/20 • [1]Includes estimated distribution of PPP loans

Equity Fund Services

Deep expertise & strong relationships with top-tier investors

- Customized credit, treasury management & capital market solutions for venture capital & private equity firms
- National scope with customers in 17 states & Canada
- ~250 customers
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans



Average Loans
($ in billions)
2,498
2,606
2,277
2,171
2,415
4Q19
1Q20
2Q20
3Q20
4Q20

12/31/20

Credit Quality Strong

Comerica Bank

Positive credit migration contributed to small reserve release

Net Charge-offs Decline[1]

($ in millions)



21
84
50
33
29
0.16
0.68
0.37
0.26
0.22
2
17
5
24
25
4Q19
1Q20
2Q20
3Q20
4Q20
All Other
Energy
% NCO/Avg Loans

Criticized Loans Declined[2]

($ in millions)



2,120
2,457
3,379
3,406
2,947
4.2
4.6
6.3
6.5
5.6
1,754
1,964
2,557
2,686
2,351
4Q19
1Q20
2Q20
3Q20
4Q20
All Other
Energy
% Criticized/Loans

Nonperforming Loans Increased Modestly Inflows to Nonaccrual Decreased

($ in millions)



204
239
271
325
350
0.40
0.45
0.51
0.62
0.67
161
174
169
184
236
4Q19
1Q20
2Q20
3Q20
4Q20
All Other
Energy
% NPL/Loans

Reserve Reduction Reflected Strong Credit

($ in millions)



668
978
1,066
1,038
992
2.15
2.14
2.03
1.33
1.83
1.99
1.98
1.90
4Q19
1Q20
2Q20
3Q20
4Q20
% ACL/Loans
%Ex-PPP

12/31/20 • [1]Net credit-related charge-offs • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Securities Portfolio

Comerica Bank

Increased portfolio in 3Q20

Securities Portfolio

($ in billions; Average)



12.2
12.3
12.6
13.9
14.9
15.1
15.0
9.4
9.5
9.8
9.8
10.2
10.4
10.4
2.45
2.43
2.41
2.13
1.95
4Q19 1Q20 2Q20 3Q20 4Q20
Average Balances
3Q20 4Q20
Period-end
Treasury Securities
Mortgage-backed Securities (MBS)
Securities Yields

Portfolio size stable in 4Q20

- Increase in average balances reflects action taken in 3Q20 ($2.25B in additional purchases)
- Continue to reinvest quarterly payments of ~$1B[1]
- Purchases focused on underlying collateral with favorable prepayment characteristics

Duration of 2.8 years[1]

- Extends to 4.2 years under a 200bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $276MM

Net unamortized premium of $41MM[2]

12/31/20 • [1]Estimated as of 12/31/20 • [2]Net unamortized premium on the MBS portfolio

Net Interest Income

Comerica Bank

$11MM increase with PPP fees & careful management of loan & deposit pricing



Net Interest Income
($ in millions)
544
513
471
458
469
3.20
3.06
2.50
2.33
2.36
4Q19
1Q20
2Q20
3Q20
4Q20
Net Interest Margin

$458MM		3Q20		2.33%
+ 6MM		Loans		+ 0.04
	+ 7MM	Higher fees (incl. PPP)	+ 0.03	
	+ 3MM	Rates/pricing	+ 0.01	
	+ 1MM	Other Portfolio Dynamics	- 0.00	
	- 5MM	Lower balances	- 0.00	
- 1MM		Securities		- 0.03
	- 6MM	Lower rates	- 0.03	
	+ 5MM	Higher balances	- 0.00	
-0-		Fed Deposits		- 0.01
	+ 0MM	Higher balances	- 0.01	
+ 5MM		Deposits		+ 0.03
	+ 5MM	Lower rates	+ 0.03	
+ 1MM		Wholesale Funding		-0-
	+ 1MM	Lower rates	- 0.00	
$469MM		4Q20		2.36%

4Q20 compared to 3Q20

Noninterest Income

Comerica Bank

Customer activity picked up & card fees remained strong



Noninterest Income¹
($ in millions)
266
237
247
252
265
4Q19
1Q20
2Q20
3Q20
4Q20

- + $ 8MM Derivative income (other)
- + $ 5MM Commercial Lending Fees
- + $ 2MM Foreign Exchange
- + Smaller increases:
  - + Card
  - + Fiduciary
  - + Letters of credit
- - $ 5MM Securities trading income (other)

4Q20 compared to 3Q20 • [1]Includes gain(loss) related to deferred comp plan of $3MM 4Q19, ($3MM) 1Q20, $2MM 2Q20, $8MM 3Q20, $9MM 4Q20 (offset in noninterest expense)

Noninterest Expense

Maintained expense discipline while investing for the future



Noninterest Expense[1]
($ in millions)
451
425
440
446
473
4Q19
1Q20
2Q20
3Q20
4Q20

- + $14MM Salaries & benefits
  - + Performance-based incentives
  - + Severance
  - + Staff insurance (seasonal)
  - + Tech-related labor
- + $ 7MM Outside Processing
- + $ 2MM Occupancy (partially seasonal)
- + $ 2MM Advertising (seasonal)

4Q20 compared to 3Q20 • [1]Includes gain(loss) related to deferred comp plan of $3MM 4Q19, ($3MM) 1Q20, $2MM 2Q20, $8MM 3Q20, $9MM 4Q20 (offset in noninterest income)

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	A-	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 3/3/21 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank